Exhibit 10.4

Execution Copy

SECOND AMENDED AND RESTATED

US PLEDGE AGREEMENT

among

RESOLUTION PERFORMANCE PRODUCTS INC.,

RESOLUTION PERFORMANCE PRODUCTS LLC,

RPP CAPITAL CORPORATION,

VARIOUS SUBSIDIARIES OF RESOLUTION

PERFORMANCE PRODUCTS INC.

and

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent

Dated as of November 14, 2000

Amended and Restated as of April 9, 2003

Amended as of December 22, 2003

and

Amended and Restated as of the Second Restatement Effective Date

Table of Contents

Annex A	Schedule of Legal Names, Type of Organization, Jurisdiction of Organization, Location and Organizational Identification Numbers

Annex B	List of Subsidiaries

Annex C	List of Stock

Annex D	List of Notes

Annex E	List of Limited Liability Company Interests

Annex F	List of Partnership Interests

Annex G	Agreement Regarding Uncertificated Securities, Limited Liability Company Interests and Partnership Interests

SECOND AMENDED AND RESTATED

US PLEDGE AGREEMENT

SECOND AMENDED AND RESTATED US PLEDGE AGREEMENT, dated as of November 14, 2000 and amended and restated as of April 9, 2003, as further amended as of December 22, 2003, and as further amended and restated as of the Second Restatement Effective Date (as defined below) (as so amended and restated and as the same may be further modified, supplemented or amended from time to time, the “US Pledge Agreement” or “this Agreement”), among each of the undersigned pledgors (each, a “Pledgor” and, together with each other entity which becomes a party hereto pursuant to Section 25 hereof, collectively, the “Pledgors”), GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent (together with any successor collateral agent, the “Pledgee”), as successor collateral agent to MORGAN STANLEY & CO., INCORPORATED (the “Original Pledgee”), for the benefit of the Secured Creditors (as defined below), and agreed to by DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (together with any successor trustee, the “Senior Secured Notes Trustee”) for the benefit of the holders from time to time of the Senior Secured Notes (as defined below), and THE BANK OF NEW YORK, as trustee (together with any successor trustee, the “Additional Senior Secured Notes Trustee”) for the benefit of the holders from time to time of the Additional Senior Secured Notes (as defined below). Except as otherwise defined herein, all capitalized terms used herein and defined in the Bank Credit Agreement (as defined below) shall be used herein as therein defined (or, at any time on or after the first date when all Bank Credit Document Obligations (as defined below) shall have been repaid in full and all Letters of Credit and the Commitments under (and as defined in) the Bank Credit Agreement, in each case, have been terminated and thereafter for so long as no Bank Credit Agreement is in effect, the Bank Credit Agreement as in effect on such date immediately prior to such repayment and termination).

W I T N E S S E T H:

WHEREAS, Resolution Performance Products Inc. (“Holdings”), Resolution Performance Products LLC (“RPP USA”), RPP Capital Corporation (“US Finance Corp.” and, together with “RPP USA”, the “Original US Borrowers” and each, an “Original US Borrower”), Resolution Europe B.V. (formerly known as Resolution Nederland B.V.) (the “Original Dutch Borrower”), the lenders from time to time party thereto (the “Original Lenders”), Salomon Smith Barney Inc., as Syndication Agent, JPMorgan Chase Bank (formerly known as Morgan Guaranty Trust Company of New York), as Documentation Agent, and Morgan Stanley Senior Funding, Inc., as Lead Arranger, sole Book Manager and Administrative Agent (in such capacity, the “Original Agent”), have entered into a Credit Agreement, dated as of November 14, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the “Original Bank Credit Agreement”), providing for the making of Loans (as defined in the Original Bank Credit Agreement) to the Original US Borrowers and the Dutch Borrower and the issuance of, and participation in, Letters of Credit (as defined in the Original Bank Credit Agreement) for the account of the Original US Borrowers as contemplated therein (the Original Lenders, the Original Agent, each Letter of Credit Issuer (as defined in the Original Bank Credit Agreement) and the Original Pledgee are herein called the “Original Bank Lender Creditors”);

WHEREAS, Holdings, RPP USA and certain other entities from time to time designated as US Borrowers thereunder (the “US Borrowers”), US Finance Corp., Resolution

Europe B.V. and certain other entities from time to time designated as Netherlands Borrowers thereunder (the “Netherlands Borrowers”), the other Credit Parties thereto, the financial institutions from time to time party thereto as US Lenders (the “US Lenders”), General Electric Capital Corporation, as US L/C Issuer, as Collateral Agent, as a US Lender, and as US Agent (in such capacity, together with any successor agent, the “US Agent”), the financial institutions from time to time party thereto as Netherlands Lenders and GE Leveraged Loans Limited, as Netherlands L/C Issuer, as Netherlands Security Trustee, as a Netherlands Lender and as Netherlands Agent, have entered into a Credit Agreement, dated as of January 24, 2005 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such agreement or any successor agreement, whether or not with the same agent, trustee, representative, lenders, holders or group of lenders or holders (the “Bank Credit Agreement”), providing for the refinancing in full of the Original Bank Credit Agreement and the making of US Revolving Credit Advances and US Swing Line Advances (collectively “US Loans”) to the US Borrowers and the issuance of, and participation in, US Letters of Credit for the account of the US Borrowers as contemplated therein (the US Lenders, the US Agent, each US L/C Issuer and the Pledgee are herein called the “Bank Lender Creditors”);

WHEREAS, pursuant to a notice of resignation, dated January 24, 2005 (the “Resignation”), the Original Pledgee has given notice of its resignation as Collateral Agent pursuant to Section 8(b) of Annex N to the Security Agreement (as defined below), such resignation to be effective as of the Second Restatement Effective Date;

WHEREAS, the Original US Borrowers and the Additional Senior Secured Notes Trustee have entered into an Indenture, dated as of December 22, 2003 (as amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed thereunder) all or any portion of the indebtedness under such Indenture or any successor agreement whether or not with the same trustee, representative, agent, lenders, holders or group of lenders or holders, the “Note Credit Agreement” and, together with the Bank Credit Agreement, collectively, the “Credit Agreement”), providing for (i) the issuance by the Original US Borrowers of their 8% Senior Secured Notes due December 15, 2009 (the “Additional Senior Secured Notes”) to the holders thereof from time to time (such holders, the “Additional Senior Secured Noteholders” and, together with the Additional Senior Secured Notes Trustee, the “Note Lender Creditors”, and the Note Lender Creditors and the Bank Lender Creditors are collectively the “Lender Creditors”) and (ii) the guaranty by any future US Credit Party that is a Subsidiary Guarantor of the Original US Borrowers’ obligations under the Note Credit Agreement and the Additional Senior Secured Notes (each such guaranty, together with the Note Credit Agreement and the Additional Senior Secured Notes, are herein called the “Note Credit Documents”);

WHEREAS, a portion of the proceeds from the issuance of the Additional Senior Secured Notes were applied to repay in full all remaining outstanding Term Loans (as defined in the Original Bank Credit Agreement) under the Original Bank Credit Agreement and such issuance was otherwise permitted by the Original Bank Credit Agreement and the Senior Secured Note Indenture (as defined below), and, accordingly for the avoidance of doubt, the Note Credit Agreement constitutes a part of the “Credit Agreement” and “First Lien Obligations” for the purposes of (and as defined in) this Agreement (until such time, if any, as the indebtedness under the Note Credit Agreement is reclassified in accordance with the terms thereof) but does not constitute a part of the Bank Credit Agreement for the purposes of this Agreement;

WHEREAS, each US Borrower or another Pledgor has entered into, and may at any time and from time to time after the date hereof enter into or guaranty the obligations of one or more other Pledgors or Subsidiaries thereof under, one or more Hedge Agreements with one or more Bank Lender Creditors or any affiliate thereof (each such Bank Lender Creditor or affiliate, even if the respective Bank Lender Creditor subsequently ceases to be a Lender under the Bank Credit Agreement for any reason, together with such Bank Lender Creditor’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Bank Lender Creditors and the Note Lender Creditors, the “First Lien Creditors”);

WHEREAS, the Original US Borrowers and the Senior Secured Notes Trustee have entered into an Indenture, dated as of April 9, 2003 (as amended, modified or supplemented from time to time, the “Senior Secured Note Indenture”), providing for (i) the issuance by the Original US Borrowers of their 9-1/2% Senior Second Secured Notes due April 15, 2010 (the “Senior Secured Notes”) to the holders thereof from time to time (the “Senior Secured Noteholders” and, together with the Senior Secured Notes Trustee, the “Second Lien Creditors” and, together with the First Lien Creditors, the “Secured Creditors”) and (ii) the guaranty by any future US Credit Party that is a Subsidiary Guarantor of the US Borrowers’ obligations under the Senior Secured Note Indenture and the Senior Secured Notes (each such guaranty, together with the Senior Secured Note Indenture and the Senior Secured Notes, are herein called the “Senior Secured Note Documents”);

WHEREAS, pursuant to the US Guaranty entered into pursuant to the Bank Credit Agreement, each Pledgor that is a party thereto has guaranteed to the Bank Lender Creditors and the Other Creditors the payment and performance when due of all Guaranteed Obligations as described in each such Guaranty;

WHEREAS, each Pledgor and the Original Pledgee entered into the US Pledge Agreement, dated as of November 14, 2000 (as amended, modified or supplemented through, but not including, the date hereof, the “Original US Pledge Agreement”), in connection with the Bank Credit Agreement;

WHEREAS, pursuant to Annex N to the Security Agreement, the Required Secured Creditors have appointed General Electric Capital Corporation as Collateral Agent, effective as of the Second Restatement Effective Date;

WHEREAS, it is a condition precedent to (i) the making of US Loans to the US Borrowers and the issuance of, and participation in, US Letters of Credit for the account of the US Borrowers under the Bank Credit Agreement and (ii) the Other Creditors entering into US

Hedge Agreements that each Pledgor shall have executed and delivered to the Pledgee this US Pledge Agreement;

WHEREAS, the Bank Credit Agreement is a refinancing of the Original Bank Credit Agreement, constitutes the “Bank Credit Agreement” under the Amended and Restated Intercreditor Agreement (as defined below) and the Collateral of the Original Pledgee pledged under the Original US Pledge Agreement secures the Obligations under the Bank Credit Agreement to the same extent as it secured the obligations under the Original Bank Credit Agreement pursuant to the terms of the Original US Pledge Agreement;

WHEREAS, pursuant to the Bank Credit Agreement, the Bank Lender Creditors have authorized the Pledgee to enter into an amendment and restatement of the Original US Pledge Agreement in the form of this Agreement to, inter alia, also reaffirm the pledge of Collateral securing the obligations in respect of the Note Credit Documents and the Senior Secured Note Documents on the terms and conditions set forth herein;

WHEREAS, the pledge of Collateral granted under the Original US Pledge Agreement shall continue uninterrupted and in full force and effect from and after the Second Restatement Effective Date; and

WHEREAS, as of the Second Restatement Effective Date, General Electric Capital Corporation shall constitute the Requisite Lender Creditors and the Required Secured Creditors.

NOW, THEREFORE, the parties hereto agree that the Original US Pledge Agreement shall be and hereby is amended and restated as of the Second Restatement Effective Date in its entirety as follows:

1.             SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)            the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing by such Pledgor to the Lender Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Loan Documents (which term Loan Documents, for purposes of this clause (i) only, for the avoidance of doubt, also includes all Note Credit Documents) to which such Pledgor is a party (including all such obligations, liabilities and indebtedness of such Pledgor under any guaranty constituting a Loan Document) and the due performance and compliance by each Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Loan Documents to which such Pledgor is a party (all such obligations, indebtedness and liabilities under this clause (i), except to the extent consisting of Other

Obligations, being herein collectively called the “Credit Document Obligations”, and all such obligations, indebtedness, and liabilities under this clause (i), except to the extent consisting of Other Obligations and obligations, indebtedness or liabilities with respect to the Note Credit Documents, being herein collectively called the “Bank Credit Document Obligations”);

(ii)           the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) owing by such Pledgor to the Other Creditors, under or with respect to (including all such obligations and indebtedness of such Pledgor under any guaranty of) any Hedge Agreement, whether such Hedge Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness under this clause (ii) being herein collectively called the “Other Obligations”);

(iii)          the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of each Pledgor owing to the Second Lien Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Senior Secured Notes and the other Senior Secured Note Documents to which such Pledgor is a party (including all such obligations and indebtedness of such Pledgor under any guaranty constituting a Senior Secured Note Document) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Senior Secured Notes and in the other Senior Secured Note Documents (all such obligations, liabilities and indebtedness under this clause (iii) being herein collectively called the “Second Lien Obligations”);

(iv)          any and all sums owing at any time to Pledgee, including without limitation, any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) and/or preserve its security interest in the Collateral;

(v)           in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of any Pledgor referred to in clauses (i) through (iv) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(vi)          all amounts paid by any Indemnitee to which such Indemnitee has the right to reimbursement under Section 11 of this Agreement,

all such obligations, liabilities, indebtedness, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being collectively called the “Obligations”, it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

2.             DEFINITIONS; ANNEXES.

(a)           Unless otherwise defined herein, all capitalized terms used herein and defined in the Bank Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

(b)           The following capitalized terms used herein shall have the definitions specified below:

“Additional Senior Secured Noteholders” shall have the meaning provided in the recitals to this Agreement.

“Additional Senior Secured Notes” shall have the meaning provided in the recitals to this Agreement.

“Additional Senior Secured Notes Excluded Collateral” shall have the meaning set forth in the Security Agreement.

“Additional Senior Secured Notes Trustee” shall have the meaning provided in the recitals to this Agreement.

“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(l) of the UCC.

“Agreement” shall have the meaning set forth in the first paragraph hereof.

“Amended and Restated Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of December 22, 2003, among the Additional Senior Secured Notes Trustee, the Original Agent, the Original Pledgee and the Overdraft Creditors, and acknowledged and agreed to by the Credit Parties from time to time party thereto, as amended and restated, as of the Second Restatement Effective Date, by and among the Pledgee and the Credit Parties, as further amended, modified, restated, supplemented or replaced from time to time in accordance with the terms thereof, including, without limitation, any intercreditor or similar agreement with respect to any refinancing, replacement or restructuring (including, without limitation, any such agreement increasing the amount of indebtedness referred to therein or adding additional parties thereto) with respect to all or any portion of the indebtedness referenced in such agreement.

“Bank Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Bank Credit Document Obligations” shall have the meaning set forth in Section 1 hereof.

“Bank Lender Creditors” shall have the meaning provided in the recitals to this Agreement.

“Certificated Security” shall have the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” shall have the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” shall have the meaning set forth in Section 3.1 hereof.

“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.

“Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Credit Document Obligations” shall have the meaning set forth in Section 1 hereof.

“Domestic Corporation” shall have the meaning set forth in the definition of “Stock.”

“Event of Default” shall mean any Event of Default (or similar term) under, and as defined in, the Credit Agreement or any Hedge Agreement entered into with an Other Creditor and shall in any event include, without limitation, (i) any payment default under any Hedge Agreement or any Senior Secured Note Document, and (ii) at any time after the First Lien Obligations have been paid in full and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated, any “Event of Default” (or similar term) under, and as defined in, any Senior Secured Note Document.

“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.

“First Lien Creditors” shall have the meaning set forth in the recitals hereto.

“First Lien Obligations” shall mean all Credit Document Obligations and all Other Obligations.

“Foreign Corporation” shall have the meaning set forth in the definition of “Stock.”

“Holdings” shall have the meaning set forth in the recitals hereto.

“Indemnitees” shall have the meaning set forth in Section 11 hereof.

“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.

“Investment Property” shall have the meaning given such term in Section 9-102(a)(49) of the UCC.

“Lender Creditors” shall have the meaning set forth in the recitals hereto.

“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any Pledgor and represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company (excluding any obligation of any Pledgor to make any unpaid or uncalled capital commitments or contributions (or any other payments of a similar nature) in respect of any such limited liability company).

“Location” of any Pledgor shall have the meaning given such term in Section 9-307 of the UCC.

“Netherlands Borrowers” shall have the meaning provided in the recitals to this Agreement.

“Non-Voting Stock” shall mean all capital stock which is not Voting Stock.

“Note Credit Agreement” shall have the meaning provided in the recitals to this Agreement.

“Note Credit Documents” shall have the meaning provided in the recitals to this Agreement.

“Note Lender Creditors” shall have the meaning provided in the recitals to this Agreement.

“Notes” shall mean all promissory notes from time to time issued to, or held by, each Pledgor.

“Obligations” shall have the meaning set forth in Section 1 hereof.

“Original Agent” shall have the meaning set forth in the recitals hereto.

“Original Bank Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Original Collateral Agent” shall have the meaning set forth in the recitals to this Agreement.

“Original Dutch Borrower” shall have the meaning set forth in the recitals hereto.

“Original Lenders” shall have the meaning set forth in the recitals hereto.

“Original Pledgee” shall have the meaning set forth in the recitals hereto.

“Original US Borrowers” shall have the meaning set forth in the recitals hereto.

“Original US Pledge Agreement” shall have the meaning set forth in the recitals hereto.

“Original Security Agreement” shall mean the Security Agreement by the Original US Borrowers and the Original Collateral Agent, dated as of November 14, 2000, as amended and restated as of April 9, 2003 and as further amended as of December 22, 2003 (as further amended, modified or supplemented through, but not including the Second Restatement Effective Date).

“Other Creditors” shall have the meaning set forth in the recitals hereto.

“Other Obligations” shall have the meaning set forth in Section 1 hereof.

“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any Pledgor and represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership (excluding any obligation of any Pledgor to make any unpaid or uncalled capital commitments or contributions (or any other payments of a similar nature) in respect of any such general partnership or limited partnership).

“Permitted Liens” shall mean (i) “Permitted Encumbrances” under, and as defined in, the Credit Agreement, (ii) Liens otherwise permitted under the Credit Agreement or (iii) after the date on which all First Lien Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated, those Liens permitted at such time under the Senior Secured Note Indenture.

“Pledged Notes” shall have the meaning set forth in Section 3.5 hereof.

“Pledgee” shall have the meaning set forth in the first paragraph hereof.

“Pledgor” shall have the meaning set forth in the first paragraph hereof.

“Proceeds” shall have the meaning given such term in Section 9-l02(a)(64) of the UCC.

“Registered Organization” shall have the meaning given such term in Section 9-102(a)(70) of the UCC.

“Required Secured Creditors” shall have the meaning set forth in the Security Agreement.

“RPP USA” shall have the meaning set forth in the recitals hereto.

“Second Restatement Effective Date” shall mean the date and time on or prior to January 24, 2005 (a) on which (i) this Agreement shall have been executed and delivered by the Pledgee and each US Credit Party for whom a signature line has been provided below and bearing the consent of the Required Secured Creditors, (ii) the initial advance under the Bank Credit Agreement shall have been made and all Obligations arising under the Original Bank Agreement, and all Other Obligations (each as defined in the Original Security Agreement) shall have been satisfied in full and (iii) the Resignation shall have been executed by the Original Collateral Agent and delivered to RPP USA, the Additional Senior Secured Notes Trustee and the Senior Secured Notes Trustee and (b) of which written notice of the events described in clause (a) of this definition shall have been provided by the Collateral Agent to RPP USA, the Senior Secured Notes Trustee and the Additional Senior Secured Notes Trustee.

“Second Lien Creditors” shall have the meaning set forth in the recitals hereto.

“Second Lien Excluded Collateral” shall have the meaning set forth in the Security Agreement.

“Second Lien Obligations” shall have the meaning set forth in Section 1 hereof.

“Secured Creditors” shall have the meaning set forth in the recitals hereto.

“Secured Debt Agreements” mean and include this Agreement, the other Loan Documents to which such US Credit Party is a party (which term Loan Documents, for purposes of this definition and clause (i) of Section 1 only, also shall include all Note Credit Documents), the Hedge Agreements entered into with any Other Creditors and the Senior Secured Note Documents.

“Securities Account” shall have the meaning given such term in Section 8-501(a) of the UCC.

“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.

“Securities Intermediary” shall have the meaning given such term in Section 8-102(14) of the UCC.

“Security” and “Securities” shall have the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock and all Notes.

“Security Agreement” shall mean the Security Agreement by the Original US Borrowers and the Pledgee, as successor to the Original Collateral Agent, dated as of November 14, 2000, and amended and restated as of April 9, 2003, as amended as of December 22, 2003, and as further amended and restated as of the Second Restatement Effective Date (as further amended, modified or supplemented from time to time).

“Security Entitlement” shall have the meaning given such term in Section 8-102(a)(17) of the UCC.

“Senior Secured Note Documents” shall have the meaning set forth in the recitals hereto.

“Senior Secured Noteholders” shall have the meaning set forth in the recitals hereto.

“Senior Secured Note Indenture” shall have the meaning set forth in the recitals hereto.

“Senior Secured Notes” shall have the meaning set forth in the recitals hereto.

“Senior Secured Notes Trustee” shall have the meaning set forth in the first paragraph hereof.

“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a “Foreign Corporation”), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

“Termination Date” shall have the meaning set forth in the Security Agreement.

“Transmitting Utility” shall have the meaning given such term in Section 9-102(a)(80) of the UCC.

“UCC” shall mean the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the Second Restatement Effective Date.

“Uncertificated Security” shall have the meaning given such term in Section 8-102(a)(18) of the UCC.

“US Agent” shall have the meaning set forth in the recitals hereto.

“US Borrowers” shall have the meaning set forth in the recitals hereto.

“US Finance Corp.” shall have the meaning set forth in the recitals hereto.

“US Lenders” shall have the meaning set forth in the recitals hereto.

“US Loans” shall have the meaning set forth in the recitals hereto.

“Voting Stock” shall mean all classes of capital stock of any Foreign Corporation entitled to vote.

3.             PLEDGE OF SECURITIES, ETC.

3.1           Pledge. To secure the Obligations now or hereafter owed or to be performed by each Pledgor, each Pledgor does hereby create, grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors (except as otherwise provided in clauses (x) and (z) of the last paragraph of this Section 3.1), and does hereby create (and, to the extent the following constitutes “Collateral” under, and as defined in, the Original US Pledge Agreement, does hereby reconfirm (without interruption) its creation, grant, pledge and assignment to the Pledgee under the Original US Pledge Agreement of) a continuing security interest (subject to Permitted Liens) in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”) (it being understood and agreed that the security interest granted herein (x) for the benefit of the First Lien Creditors shall be senior in priority in all respects to the security interest granted herein for the benefit of the Second Lien Creditors and (y) for the benefit of the Second Lien Creditors shall be subject and subordinated in all respects to the security interest granted herein for the benefit of the First Lien Creditors):

(a)           each of the Collateral Accounts (to the extent a security interest therein is not created pursuant to the Security Agreement), including any and all assets of whatever type or kind deposited by such Pledgor in such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Bank Credit Agreement or any other Secured Debt Agreement to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(b)           all Securities owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities;

(c)           all Limited Liability Company Interests of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

(A)          all its capital therein and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B)           all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)           all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D)          all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

(E)           all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

(F)           all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d)           all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

(A)          all its capital therein and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B)           all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)           all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D)          all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

(E)           all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

(F)           all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(e)           all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

(f)            all Financial Assets and Investment Property of such Pledgor from time to time; and

(g)           all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained in this Section 3.1, (x) no Pledgor (to the extent that it is Holdings or a Domestic Subsidiary of Holdings) shall be required at any time to pledge hereunder (and the Collateral of such Pledgor shall not include) in excess of 66% of the Voting Stock of any Foreign Corporation, (y) each Pledgor shall be required to pledge hereunder 100% of any Non-Voting Stock at any time and from time to time acquired by such Pledgor of any Foreign Corporation and (z) (A) (I) the Second Lien Creditors shall not have a security interest in, and the grant of security interests pursuant to this Section 3.1 for the benefit of the Second Lien Creditors shall not extend to, any Second Lien Excluded Collateral, and (II) with respect to the Second Lien Creditors, the term “Collateral” shall not include the Second Lien Excluded Collateral, and (B) (I) the Note Lender Creditors shall not have a security interest in, and the grant of security interests pursuant to this Section 3.1 for the benefit of the Note Lender Creditors shall not extend to, any Additional Senior Secured Notes Excluded Collateral, and with respect to the Note Lender Creditors the “Collateral” shall not include the Additional Senior Secured Notes Excluded Collateral, and (II) the Liens, rights, remedies and benefits of the Note Lender Creditors in respect of the Collateral and this Agreement are also expressly subject to all of the terms, provisions and conditions of the Amended and Restated Intercreditor Agreement.

3.2           Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

(i)            with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank;

(ii)           with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

(iii)          with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), the respective Pledgor shall promptly notify the Pledgee thereof and shall promptly take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or desirable to effect the foregoing;

(iv)          with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation or Securities Intermediary, (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof;

(v)           with respect to any Note with a stated principal amount in excess of $100,000 so long as no Event of Default has occurred and is continuing and with respect to any Note if an Event of Default has occurred and is continuing, physical delivery of such Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

(vi)          after an Event of Default has occurred and is continuing, with respect to cash, to the extent not otherwise provided for in the Security Agreement, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

(b)           In addition to the actions required to be taken pursuant to preceding Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Securities and Collateral:

(i)            with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii)           each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC).  Each Pledgor also hereby ratifies its authorization for Pledgee to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

3.3           Subsequently Acquired Collateral. Subject to the last sentence of Section 3.1 hereof, if any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are necessary to cause such annexes to be complete and accurate at such time.

3.4           Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5           Definition of Pledged Notes. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the “Pledged Notes”.

3.6           Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex F hereto; (ix) the Pledgor has complied with the applicable procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto; and (x) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests or Partnership Interests.

4.             APPOINTMENT OF SUB-AGENTS, ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, indorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.             VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default or a Default under (or of the type described in) Section 6.1(a), 6.1(f) and 6.1(g) of the Bank Credit Agreement (each such Default, a “Specified Default”), each Pledgor shall be entitled to exercise all voting rights attaching to any and all Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in, or be inconsistent with, any of the terms of any Secured Debt Agreement, or which would have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor therein. All such rights of a Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default or a Specified Default shall occur and be continuing and Section 7 hereof shall become applicable.

6.             DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until an Event of Default or a Specified Default shall have occurred and be continuing, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. Subject to Section 3.2 hereof, the Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i)            all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)           all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)          all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee’s right to receive the proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by the respective Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Pledgee as Collateral in the same form as so received (with any necessary indorsement).

7.             REMEDIES IN CASE OF AN EVENT OF DEFAULT OR A SPECIFIED DEFAULT. In the event an Event of Default or a Specified Default shall have occurred and be continuing, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, including, without limitation, all the rights and remedies of a secured party upon default under the Uniform Commercial Code as in effect in any relevant jurisdiction, and the Pledgee shall be entitled, without limitation, to exercise any or all of the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)            to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to such Pledgor;

(ii)           to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)          to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

(iv)          to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(v)           at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; provided that at least 10 days’ notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each purchaser at any such sale shall hold the property so sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise, and all rights, if any, of stay and/or appraisal which it now has or may at any time in the future have under rule of law or statute now existing or hereafter enacted. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of all Secured Creditors (or certain of them) may bid for and purchase (by bidding in Obligations or otherwise) all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(vi)          to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.

8.             REMEDIES, ETC. CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. Unless otherwise required by the respective Secured Debt Agreements, no notice to or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without demand or notice. By accepting the benefits of this Agreement and each other Security Document, the Secured Creditors expressly acknowledge and agree that this Agreement and each other Security Document may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors, and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or any other Security Document or to realize upon the security to be granted hereby or thereby.

9.             APPLICATION OF PROCEEDS.

(a)           All monies collected by the Pledgee upon any sale, collection or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner (and to the extent and subject to the limitations) provided in Section 9.4 of the Security Agreement.

(b)           It is understood and agreed that each Pledgor shall remain liable for its Obligations to the extent of any deficiency between the amount of proceeds of the Collateral hereunder and the aggregate amount of the Obligations for such Pledgor.

10.           PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale of the purchase money paid as consideration pursuant to such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.           INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee, each other Secured Creditor that is an indemnitor under Section 6 of Annex N to the Security Agreement and their respective successors, assigns, employees, agents and servants (individually an “Indemnitee”, and collectively, the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case arising out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities (including liabilities for penalties) or expenses of whatsoever kind or nature to the extent incurred or arising by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)). In no event shall any Indemnitee hereunder be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies or other property actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, each Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of each Pledgor contained in this Section 11 shall continue in full force and effect notwithstanding the full payment of all Obligations under the Bank Credit Agreement, the full repayment of all of the outstanding Senior Secured Notes and Additional Senior Secured Notes, the termination of all Hedge Agreements and Letters of Credit, and the payment of all other Obligations and notwithstanding the discharge thereof.

12.           FURTHER ASSURANCES; POWER OF ATTORNEY.

(a)           Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Pledgee (acting on its own or on the instructions of the Required Secured Creditors) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, (x) financing statements which list the Collateral specifically and/or “all assets” as collateral and (y) “in lieu of” financing statements) without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.

(b)           Each Pledgor hereby appoints the Pledgee such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement. NONE OF PLEDGEE, SECURED CREDITORS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY PLEDGOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY SUCH POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT

JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

13.           THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees (i) that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Annex N to the Security Agreement and (ii) to the other provisions of Annex N to the Security Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Annex N to the Security Agreement.

14.           TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement and the other Secured Debt Agreements).

15.           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.

(a)           Each Pledgor represents, warrants and covenants that:

(i)            it is the legal, beneficial and record owner of and has good and marketable title to, all Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement (or any other US Pledge Agreement that encumbers any such Collateral) or permitted under the respective Secured Debt Agreements);

(ii)           it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)          this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)          except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, member, partner or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Agreement, (b) the validity or enforceability of this Agreement (except as set forth in clause (iii) above), (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral or (d) except for compliance with or as may be required by applicable securities laws, the exercise by such Pledgee of any of its rights or remedies provided herein;

(v)           the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate or articles of incorporation, certificate of formation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by the Secured Debt Agreements;

(vi)          all of the Collateral (consisting of Securities, Limited Liability Company Interests or Partnership Interests) has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii)         each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(viii)        the pledge, collateral assignment and delivery to the Pledgee of the Collateral consisting of Certificated Securities and Pledged Notes pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities and Pledged Notes, and the proceeds thereof, subject to no prior Lien or encumbrance or to any agreement purporting to grant to any third party a Lien or encumbrance on the property or assets of such Pledgor which would include such Certificated Securities and Pledged Notes (other than Permitted Liens) and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and

(ix)           as of the date hereof “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral consisting of Securities (including Notes which are Securities) with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC.

(b)           Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever, and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors.

(c)           Each Pledgor covenants and agrees that it will take no action which would violate any of the terms of any Secured Debt Agreement.

16.           LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION, ORGANIZATIONAL IDENTIFICATION NUMBERS, CHANGES THERETO, ETC. The exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of such Pledgor, and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) from that used in Annex A hereto for such Pledgor, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Secured Debt Agreements and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Pledgor changing its jurisdiction of organization or Location from the United States of America or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States of America or a State thereof) if (i) it shall have given to the Pledgee not less than 30 days’ prior written notice of each change to the information listed on Annex A hereto for such Pledgor (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to such Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective such change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter notify Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.

17.           PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 19 hereof), including, without limitation:

(i)            any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Secured Debt Agreement (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(ii)           any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms);

(iii)          any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;

(iv)          any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or

(v)           any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

18.           REGISTRATION, ETC.

(a)           If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Creditors participating in the distribution of such Collateral consisting of Securities,

Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or to any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee expressly for use therein.

(b)           If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

19.           TERMINATION; RELEASE.

(a)           After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof and in Section 6 of Annex N to the Security Agreement shall survive any such termination) and the Pledgee, at the request and expense of the respective Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or a Securities Intermediary), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) hereof or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv) hereof; provided, however, at such time as (x) all Bank Credit Document Obligations have been paid in full in cash in accordance with the terms thereof and all Commitments and Letters of Credit under the Bank Credit Agreement have been terminated or (y) each of the Bank Lender Creditors and the Other Creditors have released their Liens on all of the Collateral then, in either case, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein (including, without limitation, in Section 11 hereof) and in Section 6 of Annex N to the Security Agreement shall survive such termination) unless, in the case of preceding clause (x), any Event of Default under either the Note Credit Agreement or the Senior Secured Note Indenture exists as of the date on which the Bank Credit Document Obligations are repaid in full and terminated as described in such clause (x), in which case the security interests created under this Agreement in favor of the Note Lender Creditors and the Second Lien Creditors will not be released except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Lien Obligations (although the security interests created in favor of the Note Lender Creditors and the Second Lien Creditors will be released when such Event of Default and all other Events of Default under the Note Credit Agreement and the Senior Secured Note Indenture cease to exist).

(b)           In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by the respective Secured Debt Agreements or is otherwise released at the direction of the Required Secured Creditors, and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the respective Secured Debt Agreement, as the case may be, to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement and, to the extent requested by such Pledgor, deliver, at such Pledgor’s expense, appropriate UCC termination statements and instruments of satisfaction, discharge and or reconveyance, as the case may be.

(c)           At any time that any Pledgor desires that Collateral be released as provided in the foregoing Section 19(a) or (b) hereof, such Pledgor shall deliver to the Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 19(a) or (b) hereof. If reasonably requested by the Pledgee (although the Pledgee shall have no obligation to make any such request), the relevant Pledgor shall furnish appropriate legal opinions (from counsel reasonably acceptable to the Pledgee) to the effect set forth in the immediately preceding sentence.

(d)           The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted (or which the Pledgee in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision) believes to be permitted) by this Section 19.

(e)           Without limiting the foregoing provisions of this Section 19, to the extent applicable following the qualification of the Senior Secured Note Indenture under the Trust Indenture Act (but only insofar as this Agreement applies to the Second Lien Creditors), (i) the Pledgors shall comply with Section 314(d) of the Trust Indenture Act in connection with the release of property or Liens hereunder and (ii) the parties hereto agree that if any amendments to this Agreement or any other Security Document are required in order to comply with the provisions of the Trust Indenture Act, such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable.

(f)            Without limiting the foregoing provisions of this Section 19, to the extent applicable following the qualification of the Note Credit Agreement under the Trust Indenture Act (but only insofar as this Agreement applies to the Note Lender Creditors), (i) the Pledgors shall comply with Section 314(d) of the Trust Indenture Act in connection with the release of property or Liens hereunder and (ii) the parties hereto agree that if any amendments to this Agreement or any other Security Document are required in order to comply with the provisions of the Trust Indenture Act, such parties shall cooperate and act in good faith to effect such amendments as promptly as practicable.

20.           NOTICES, ETC. All notices and communications hereunder shall be in writing and sent or delivered by mail, telegraph, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the Person to whom such notice or communication is addressed, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All such notices and other communications shall be addressed as follows:

(a)           if to any Pledgor, at:

1600 Smith Street, 24th Floor

Houston, TX 77002

Attention:              Vice-President and General Counsel

Telephone No.: (832) 366-2316

Telecopier No.: (832) 366-2586

(b)           if to the Pledgee, at:

General Electric Capital Corporation

335 Madison Avenue

New York, New York 10017

ATTN: RPP Account Officer

Fax:  (212) 370-8767

with a copy to:

General Electric Capital Corporation

201 Merritt 7

Norwalk, Connecticut 06851

ATTN: Corporate Counsel

Global Sponsor Finance

Fax: (203) 956-4216

(c)           if to any Bank Lender Creditor (other than the Pledgee), at such address as such Bank Lender Creditor shall have specified in the Bank Credit Agreement;

(d)           if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to Holdings and the Pledgee;

(e)           if to the Senior Secured Notes Trustee or any other Second Lien Creditor, at:

Deutsche Bank Trust Company Americas

Corporate Trust and Agency Services

280 Park Avenue

New York, New York 10017

Attention:              Dorothy Robinson

Telephone No.: (212) 454-4274

Telecopier No.: (212) 454-2223

(f)            if to the Additional Senior Secured Notes Trustee or any other Note Lender Creditor, at:

The Bank of New York

101 Barclay Street – 8W

New York, NY 18026

Attention: Corporate Trust Division

Telephone No.: (212) 815-4799

Telecopier No.: (212) 815-5707

or at such address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

21.           PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.

(a)           Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

(b)           Except as provided in the last sentence of paragraph (a) of this Section 21, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 21.

(c)           The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d)           The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

22.           WAIVER; AMENDMENT. Except as contemplated in Section 25 hereof, none of the terms and conditions of this Agreement may be amended, changed, waived, discharged or terminated in any manner whatsoever except in accordance with the terms of the Security Agreement.

23.           MISCELLANEOUS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 19 hereof, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder (A) to any Netherlands Credit Party (as defined in the Bank Credit Agreement) or (B) without the prior written consent of the Pledgee and otherwise in accordance with the terms of the respective Secured Debt Agreements, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Creditors and their respective successors, transferees and assigns. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK. The headings of the several sections and subsections in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. Pledgee may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder. Neither Pledgee, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

24.           WAIVER OF JURY TRIAL. Each Pledgor hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the transactions contemplated hereby.

25.           ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of Holdings that is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the respective Secured Debt Agreements shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

26.           RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

27.           LIMITED OBLIGATIONS.

(a)           It is the desire and intent of each Pledgor and the Secured Creditors that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor that is a Subsidiary of RPP USA and which has executed a guaranty of the Obligations pursuant to a Secured Debt Agreement, the obligations of such Subsidiary thereunder may have been limited as provided therein.

(b)           To the extent not otherwise provided in a guaranty given by a Pledgor in respect of the Second Lien Obligations, each Pledgor, other than Holdings, RPP USA, US Finance Corp. and any other Subsidiary of Holdings that is not also a Subsidiary of RPP USA (collectively, the “second lien pledgors”), the Senior Secured Notes Trustee and each other Second Lien Creditor hereby confirm that it is the intention of all such Persons that the grant of the security interest hereunder by the second lien pledgors with respect to the Second Lien Obligations and the Second Lien Obligations of each such second lien pledgor hereunder not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Second Lien Obligations of the second lien pledgors hereunder. To effectuate the foregoing intention, the Senior Secured Notes Trustee, the other Second Lien Creditors and the second lien pledgors hereby irrevocably agree that the Second Lien Obligations of the second lien pledgors hereunder at any time shall be limited to the maximum amount (after taking into account any guaranty of the First Lien Obligations by the second lien pledgors) as will result in the Second Lien Obligations of the second lien pledgors hereunder not constituting a fraudulent transfer or conveyance. For purposes hereof, “bankruptcy law” means any proceeding of the type referred to in Section 6.1(vi) or (vii) of the Senior Secured Note Indenture or Title 11, US. Code, or any similar foreign, federal or state law for the relief of debtors.

(c)           To the extent not otherwise provided in a guaranty given by a Pledgor in respect of the First Lien Obligations in favor of the Note Lender Creditors only, each Pledgor, other than Holdings, RPP USA, US Finance Corp. and any other Subsidiary of Holdings that is not also a Subsidiary of RPP USA (collectively, the “note lien pledgors”), the Additional Senior Secured Notes Trustee and each other Note Lender Creditor hereby confirm that it is the intention of all such Persons that the grant of the security interest hereunder by the note lien pledgors with respect to such First Lien Obligations only and such First Lien Obligations of each such note lien pledgor hereunder does not constitute a fraudulent transfer or conveyance for purposes of any bankruptcy law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and such First Lien Obligations only of the note lien pledgors hereunder. To effectuate the foregoing intention, the Additional Senior Secured Notes Trustee, the other Note Lender Creditors and the note lien pledgors hereby irrevocably agree that the First Lien Obligations of the note lien pledgors hereunder in favor of the Note Lender Creditors only, at any time shall be limited to the maximum amount (after taking into account any guaranty of the other First Lien Obligations by the note lien pledgors) as will result in such First Lien Obligations of the note lien pledgors hereunder in favor of the Note Lender Creditors only, not constituting a fraudulent transfer or conveyance. For purposes hereof, “bankruptcy law” means any proceeding of the type referred to in Section 6.1(vi) or (vii) of the Note Credit Agreement or title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

* * * *

IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Senior Secured Notes Trustee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

RESOLUTION PERFORMANCE PRODUCTS
INC., as a Pledgor

By:	/s/ Thomas Bausch
Title: Treasurer

RESOLUTION PERFORMANCE PRODUCTS
LLC, as a Pledgor

By:	/s/ Thomas Bausch
Title: Treasurer

RPP CAPITAL CORPORATION,
as a Pledgor

By:	/s/ Thomas Bausch
Title: Treasurer

[Signature Page to Second Amended and Restated US Pledge Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent and Pledgee

By:	/s/ Kimberly A. Massa
Name:
Title:

The undersigned as “Required Secured Creditors”
hereby consent to the foregoing amendment and
restatement of the Original Pledge Agreement

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Kimberly A. Massa

Its Duly Authorized Signatory

[Signature Page to Second Amended and Restated US Pledge Agreement]

ANNEX G

AGREEMENT REGARDING UNCERTIFICATED SECURITIES LIMITED LIABILITY

COMPANY INTERESTS AND PARTNERSHIP INTERESTS

AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of              ,       , among each of the undersigned pledgors (each a “Pledgor” and, collectively, the “Pledgors”),                 , not in its individual capacity but solely as Collateral Agent (the “Pledgee”), and             , as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, each Pledgor and the Pledgee are entering into a US Pledge Agreement, dated as of November 14, 2000, as amended and restated as of April 9, 2003, as further amended as of December 22, 2003, and as further amended and restated as of the Second Restatement Effective Date (as so amended and restated and as the same may be further amended, restated, modified and/or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2.             The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.             The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

4.             All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

General Electric Capital Corporation

335 Madison Avenue

New York, New York 10017

ATTN: RPP Account Officer

Fax:  (212) 370-8767

with a copy to:

General Electric Capital Corporation

201 Merritt 7

Norwalk, Connecticut 06851

ATTN: Corporate Counsel

Global Sponsor Finance

Fax: (203) 956-4216

5.             Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer, upon written request by the Pledgee, will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to such account as the Pledgee shall instruct.

6.             Except as expressly provided otherwise in Sections 4 and 5 hereof, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

if to any Pledgor, at:

1600 Smith Street, 24th Floor

Houston, Texas 77002

Attention:              Vice-President and General Counsel

Telephone No.: (832) 366-2316

Telecopier No.: (832) 366-2586

if to the Pledgee, at:

General Electric Capital Corporation

335 Madison Avenue

New York, New York 10017

ATTN: RPP Account Officer

Fax: (212) 370-8767

with a copy to:

General Electric Capital Corporation

201 Merritt 7

Norwalk, Connecticut 06851

ATTN: Corporate Counsel

Global Sponsor Finance

Fax: (203) 956-4216

if to the Issuer, at:

Attention:

Telephone No.:

Telecopier No.:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this Section 6, “Business Day” means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

7.             This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

8.             This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

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IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

PLEDGOR

By:
Name:
Title:

PLEDGEE

GENERAL ELECTRIC CAPITAL CORPORATION, as Collateral Agent and Pledgee

By:
Title: Its Duly Authorized Signatory

ISSUER

By:
Name:
Title: